UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2026

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, 5th Floor Miami, FL 33132

(Address of principal executive office)

Registrant’s telephone number, including area code (213) 437-3081

_______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTC Pink Limited Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2026, ONAR Holding Corporation, a Nevada corporation (the “Company”), and Advertise Purple, Inc., a California corporation (“Advertise Purple” and together with the Company, the “Parties”), entered into Amendment No. 1 to the Letter of Intent (the “Amended Letter of Intent”), which amends that certain non-binding letter of intent dated March 23, 2026 (the “LOI”), pursuant to which, among other things, the Company agreed to pay to Advertise Purple the amount of $1,000,000 as a down payment (the “Down Payment”) towards the purchase price for the acquisition of all of the outstanding equity interests of Advertise Purple by the Company (the “Transaction”) pursuant to a proposed securities purchase agreement, the form of which the Parties have fully negotiated and is attached as Exhibit B to the Amended Letter of Intent (the “Proposed Purchase Agreement”). The Down Payment shall be credited against and applied to reduce, on a dollar-for-dollar basis, the purchase price otherwise payable by the Company upon the closing of the Proposed Purchase Agreement (the “Closing”). The Proposed Purchase Agreement has not been executed and is not binding until executed by the Parties and certain other parties thereto. Capitalized terms used but not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Amended Letter of Intent.

The Down Payment shall be refundable to the Company, if, and only if, (i) the Company delivers written notice to Advertise Purple (a “Closing Readiness Notice”) certifying that the Company is ready, willing, and able to consummate the Closing in accordance with the terms of the Proposed Purchase Agreement; and (ii) any of Advertise Purple, the Seller Parties, or Kyle Mitnick fail to sign the Proposed Purchase Agreement, in the form attached to the Amended Letter of Intent as Exhibit B, as-is other than filling in the execution date, and consummate the Closing within five (5) business days following Advertise Purple’s receipt of the Closing Readiness Notice. If both conditions are satisfied, then Advertise Purple shall return the Down Payment to the Company by wire transfer of immediately available funds to an account designated in writing by the Company, within three (3) business days following the Company’s written demand therefor. In all other circumstances, including, without limitation, if the Company elects not to proceed with the Transaction or if the Transaction is not consummated for any reason other than the specific failure described in this paragraph, then the Down Payment shall be non-refundable to the Company and shall be retained by Advertise Purple.

The Amended Letter of Intent further provides that if the Proposed Purchase Agreement has not been executed and delivered by the Company on or before August 27, 2026 (the “Outside Date”), then the Amended Letter of Intent and the LOI shall automatically terminate and be of no further force or effect as of 11:59 p.m. (Eastern Time) on the Outside Date, without any further action required by any party, and without liability of any party to the other party, except as expressly set forth in the Amended Letter of Intent. If the Company has executed and delivered the Proposed Purchase Agreement and all other parties thereto have also executed and delivered the Proposed Purchase Agreement on or before the Outside Date and the Company fails to deliver the purchase price thereunder within two business days following the delivery of the last signature thereon, then the Amended Letter of Intent and the LOI shall automatically terminate and be of no further force or effect as of 11:59 p.m. (Eastern Time) on such second business day.

The foregoing description of the Amended Letter of Intent does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amended Letter of Intent, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that the Company believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, and any statements regarding potential acquisitions, financings, debt restructurings, the closing of the transactions contemplated by the Proposed Purchase Agreement, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe,” and similar words and expressions are intended to identify forward-looking statements. These statements reflect the Company’s current expectations, are not guarantees of future performance, and involve known and unknown risks and uncertainties, including the substantial doubt about the Company’s ability to continue as a going concern described in its Securities and Exchange Commission (“SEC”) filings, the Company’s working capital deficit, the need for additional financing, the requirement to negotiate and execute definitive documentation, the satisfaction of closing conditions, integration risks, market conditions, competition, and regulatory changes, any of which could cause actual results to differ materially. Detailed risk factors are included in the Company’s filings with the SEC, including its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date hereof. The Company assumes no obligation to update these statements except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Letter of Intent, dated as of July 27, 2026, by and between ONAR Holding Corporation and Advertise Purple, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: July 31, 2026	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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